UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2014

MYRIAD GENETICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26642	87-0494517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 Wakara Way

Salt Lake City, Utah 84108

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (801) 584-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement.

On February 2, 2014, Myriad Genetics, Inc. (“Myriad” or the “Company”) entered into an Amended and Restated Agreement and Plan of Merger (the “Merger Agreement”) with privately-held Crescendo Biosciences, Inc. (“Crescendo”); Myriad Crescendo, Inc., a wholly-owned subsidiary of Myriad (the “Merger Subsidiary”); and a representative of the security holders of Crescendo (the “Representative”). The Merger Agreement supersedes the prior merger agreement, dated September 8, 2011.

The Merger Agreement provides that Myriad will pay an aggregate cash purchase price to the security holders of Crescendo of $270 million minus $25 million for the repayment of the loan made to Crescendo by Myriad in 2011 and subject to further adjustment for Crescendo’s cash, other indebtedness, working capital and other amounts to be determined in accordance with the Merger Agreement (as adjusted, the “Merger Consideration”). Myriad is funding the purchase price out of cash and marketable securities on hand. The acquisition is structured as a reverse triangular merger transaction in which the Merger Subsidiary shall merge with and into Crescendo, with Crescendo surviving the merger as the surviving corporation and a wholly-owned subsidiary of Myriad and the separate corporate existence of the Merger Subsidiary shall cease (the “Merger”). On February 4, 2014, Myriad issued a press release announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Merger, the Merger Agreement and the transactions contemplated thereby were unanimously approved by the boards of directors of Myriad, Crescendo and the Merger Subsidiary. After the execution and delivery of the Merger Agreement by the parties thereto, Crescendo’s stockholders executed and delivered to Myriad a unanimous written consent approving the Merger, the Merger Agreement and the transactions contemplated thereby. Approval by Myriad’s stockholders is not required. The transaction is expected to close before the end of Myriad’s fiscal year 2014, subject to customary closing conditions and regulatory approval.

All shares of capital stock of Crescendo outstanding at the closing of the Merger (the “Closing”), including all stock options and warrants, will be converted into a right to receive a cash portion of the Merger Consideration. Also, upon the Closing, $20.0 million will be deposited into an escrow account to fund (i) any post-closing adjustments to the Merger Consideration payable to Myriad based upon differences between the estimated working capital and the actual working capital of Crescendo at Closing, and (ii) any indemnification claims made by Myriad pursuant to the Merger Agreement for a period, based on the completion of an audit of Crescendo’s financial statements, of no fewer than twelve nor more than fifteen months following Closing. Under the terms of the Merger Agreement, the stockholders of Crescendo are obligated to indemnify Myriad for all losses resulting from breaches of Crescendo’s representations and warranties, Crescendo’s breach or failure to perform its covenants under the Merger Agreement, and certain other specified matters. Myriad’s indemnification claims are limited to and must be satisfied out of the escrow amount, except in certain circumstances.

The Merger Agreement may be terminated at any time prior to closing by either party through mutual consent, in the event all of the closing conditions are not satisfied by a specified date, or in the event of certain material breaches or misrepresentations by the other party. The foregoing description of the Merger Agreement is a summary and is qualified in its entirety by the terms of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K.

The Merger Agreement has been attached as an exhibit to this Current Report on Form 8-K to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Myriad or Crescendo. The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of such agreement and as of specified dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Myriad or Crescendo or any of their respective subsidiaries or affiliates. In addition, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in a confidential disclosure schedule provided by Crescendo, which is not being filed with this Current Report on Form 8-K as permitted by the rules and regulations of the Securities and Exchange Commission. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts, since (i) they were made only as of the date of such agreement or a prior, specified date, (ii) in some cases they are subject to qualifications with respect to materiality, knowledge and/or other matters, and (iii) they may be modified in important part by the underlying disclosure schedule. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Myriad’s public disclosures.

ITEM 2.02	Results of Operations and Financial Condition.

On February 4, 2014, Myriad announced its financial results for the three and six months ended December 31, 2013. The earnings release is attached hereto as an exhibit to this Current Report on Form 8-K and incorporated herein by reference, and is being furnished pursuant to this Item 2.02 as Exhibit 99.2 to this Current Report on Form 8-K.

ITEM 9.01	Financial Statements and Exhibits.

(d)

Exhibit Number	Description

2.1	Amended and Restated Agreement and Plan of Merger, dated as of February 2, 2014, by and among Myriad Genetics, Inc., Myriad Crescendo, Inc., Crescendo Bioscience, Inc. and the Representative.

99.1	Press release announcing entry into the Amended and Restated Agreement and Plan of Merger dated February 4, 2014.

99.2	Earnings release dated February 4, 2014 for the three and six months ended December 31, 2013.

The press releases contain hypertext links to information on our website or other parties’ websites. The information on our website and other parties’ websites is not incorporated by reference into this Current Report on Form 8-K and does not constitute a part of this Form 8-K.

In accordance with General Instruction B-2 of Form 8-K, the information set forth in Item 2.02 and in Exhibit 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYRIAD GENETICS, INC.

Date: February 4, 2014	By:	/s/ James S. Evans

James S. Evans
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Amended and Restated Agreement and Plan of Merger dated as of February 2, 2014, by and among the Myriad Genetics, Inc., Myriad Crescendo, Inc., Crescendo Bioscience, Inc. and the Representative.

99.1	Press release announcing entry into the Amended and Restated Agreement and Plan of Merger dated February 4, 2014.

99.2	Earnings release dated February 4, 2014 for the three and six months ended December 31, 2013.